Exhibit 99.01
CARDINAL HEALTH, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)
(in millions, except per Common Share amounts)

	FOURTH QUARTER
	June	June
	2005	2004	% Change
Revenue	$19,457.1	$16,922.7	15%
Cost of products sold	18,090.4	15,698.7	15%

Gross margin	1,366.7	1,224.0	12%

Selling, general and administrative expenses	765.7	602.1	27%

Impairment charges and other	15.0	(4.5)	N.M.

Special items
Restructuring charges	64.6	12.0	N.M.
Merger charges	11.4	21.1	N.M.
Foundation contribution	—	31.7	N.M.
Other	9.9	(25.4)	N.M.

Operating earnings	500.1	587.0	(15)%

Interest expense and other	38.4	28.3	36%

Earnings before income taxes and discontinued operations	461.7	558.7	(17)%

Provision for income taxes	204.2	161.3	27%

Earnings from continuing operations	257.5	397.4	(35)%

Earnings/(loss) from discontinued operations (net of tax ($0.1) and $2.6 for the quarters ending June 30, 2005 and 2004, respectively)	0.2	(3.9)	N.M.

Net earnings	$257.7	$393.5	N.M.

Basic earnings per Common Share:
Continuing operations	$0.60	$0.92	(35)%
Discontinued operations	—	(0.01)	N.M.

Net basic earnings per Common Share	$0.60	$0.91	N.M.

Diluted earnings per Common Share:
Continuing operations	$0.59	$0.91	(35)%
Discontinued operations	—	(0.01)	N.M.

Net diluted earnings per Common Share	$0.59	$0.90	N.M.

Weighted average number of shares outstanding:
Basic	426.8	430.4
Diluted	432.4	436.7
The following table summarizes the impact of special items on net earnings and diluted earnings per Common Share in the quarters in which they were recorded:

	Current Year		Prior Year
	Net	Diluted	Net	Diluted
	Earnings	EPS	Earnings	EPS
Impact of special items
Restructuring charges	$(54.7)	$(0.12)	$(7.9)	$(0.02)
Merger charges	(6.9)	(0.02)	(13.2)	(0.03)
Foundation contribution	—	—	(21.3)	(0.05)
Other	(15.1)	(0.04)	17.1	0.04

Impact of special items	$(76.7)	$(0.18)	$(25.3)	$(0.06)

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CARDINAL HEALTH, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)
(in millions, except per Common Share amounts)

	YEAR - TO - DATE
	June	June
	2005	2004	% Change
Revenue	$74,910.7	$65,053.5	15%
Cost of products sold	69,904.2	60,312.3	16%

Gross margin	5,006.5	4,741.2	6%

Selling, general and administrative expenses	2,861.5	2,346.5	22%

Impairment charges and other	118.0	(11.5)	N.M.

Special items
Restructuring charges	203.0	37.1	N.M.
Merger charges	48.9	44.7	N.M.
Foundation contribution	—	31.7	N.M.
Other	12.3	(56.1)	N.M.

Operating earnings	1,762.8	2,348.8	(25)%

Interest expense and other	133.5	110.4	21%

Earnings before income taxes, discontinued operations and cumulative effect of change in accounting	1,629.3	2,238.4	(27)%

Provision for income taxes	582.6	713.7	(18)%

Earnings from continuing operations before cumulative effect of change in accounting	1,046.7	1,524.7	(31)%

Earnings/(loss) from discontinued operations (net of tax ($2.6) and $7.4 for the year-to-date periods ended June 30, 2005 and 2004, respectively)	4.0	(11.7)	N.M.

Cumulative effect of change in accounting	—	(38.5)	N.M.

Net earnings	$1,050.7	$1,474.5	N.M.

Basic earnings per Common Share:
Continuing operations	$2.43	$3.51	(31)%
Discontinued operations	0.01	(0.03)	N.M.
Cumulative effect of change in accounting	—	(0.09)	N.M.

Net basic earnings per Common Share	$2.44	$3.39	N.M.

Diluted earnings per Common Share:
Continuing operations	$2.40	$3.47	(31)%
Discontinued operations	0.01	(0.03)	N.M.
Cumulative effect of change in accounting	—	(0.09)	N.M.

Net diluted earnings per Common Share	$2.41	$3.35	N.M.

Weighted average number of shares outstanding:
Basic	430.5	434.4
Diluted	435.7	440.0
The following table summarizes the impact of special items on net earnings and diluted earnings per Common Share in the years in which they were recorded:

	Current Year		Prior Year
	Net	Diluted	Net	Diluted
	Earnings	EPS	Earnings	EPS
Impact of special items
Restructuring charges	$(148.9)	$(0.34)	$(24.4)	$(0.06)
Merger charges	(30.8)	(0.07)	(27.7)	(0.06)
Foundation contribution	—	—	(21.3)	(0.05)
Other	(16.6)	(0.04)	37.8	0.09

Impact of special items	$(196.3)	$(0.45)	$(35.6)	$(0.08)

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CARDINAL HEALTH, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(in millions)

	June 30,	March 31,	June 30,
	2005	2005	2004
ASSETS

Cash and equivalents	$1,411.7	$1,549.5	$1,096.0
Short-term investments	99.8	—	—
Trade receivables, net	3,451.0	3,293.0	3,432.7
Current portion of net investment in sales-type leases	238.2	215.3	202.1
Inventories	7,380.0	7,771.3	7,471.3
Prepaid expenses and other	862.0	871.9	795.4
Assets held for sale from discontinued operations	—	28.2	60.4

Total current assets	13,442.7	13,729.2	13,057.9

Property and equipment, net	2,484.0	2,372.0	2,364.0
Net investment in sales-type leases, less current portion	693.8	640.9	546.0
Other assets	5,438.7	5,396.4	5,401.2

TOTAL ASSETS	$22,059.2	$22,138.5	$21,369.1

LIABILITIES AND SHAREHOLDERS’ EQUITY

Notes payable and other short-term borrowings	$307.9	$588.6	$860.6
Accounts payable	7,618.4	7,613.1	6,432.4
Other accrued liabilities	2,178.7	1,802.7	2,021.3
Liabilities from discontinued operations	—	44.6	55.1

Total current liabilities	10,105.0	10,049.0	9,369.4

Long-term obligations, less current portion	2,319.9	2,303.1	2,834.7
Deferred taxes and other liabilities	1,041.3	1,112.2	1,188.7

Total shareholders’ equity	8,593.0	8,674.2	7,976.3

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$22,059.2	$22,138.5	$21,369.1

In order to conform the current period presentation with prior periods, the Company recorded a balance sheet reclassification entry effecting current and long-term obligations, other accrued liabilities and accounts payable. In addition, as a result of the LIFO correction described in Item 2.02 of this Form 8-K/A, the Company recorded an entry to reflect the impact on current deferred tax assets (included in prepaid expenses and other) and federal income taxes payable (included in other accrued liabilities).
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CARDINAL HEALTH, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(in millions)

	Three Months Ended		For the Year Ended
	June 30,		June 30,
	2005	2004	2005	2004
Cash Flows From Operating Activities:
Earnings from continuing operations before cumulative effect of change in accounting	$257.5	$397.4	$1,046.7	$1,524.7
Adjustments to reconcile earnings from continuing operations before cumulative effect of change in accounting to net cash from operations:
Depreciation and amortization	108.8	78.8	409.7	299.2
Asset impairments	51.0	0.2	223.9	5.7
Change in operating assets and liabilities, net of effects from acquisitions:
Decrease/(increase) in trade receivables	(158.0)	156.7	(6.1)	(455.6)
Decrease in inventories	391.3	1,153.1	90.1	209.3
Decrease/(increase) in net investment in sales-type leases	(75.8)	58.2	(183.9)	(7.2)
Increase/(decrease) in accounts payable	5.3	(597.3)	1,180.5	1,014.6
Other accrued liabilities and operating items, net	219.2	42.2	89.3	34.0

Net cash provided by operating activities	799.3	1,289.3	2,850.2	2,624.7

Cash Flows From Investing Activities:
Acquisition of subsidiaries, net of cash acquired	—	(1,528.5)	(273.2)	(2,089.7)
Proceeds from sale of property, equipment, and other assets	1.2	11.2	19.9	19.5
Additions to property and equipment	(283.4)	(138.2)	(571.7)	(410.2)
Proceeds from sale of discontinued operations	7.9	38.3	47.4	43.4
Purchase of investment securities available for sale	(99.8)	—	(99.8)	—

Net cash used in investing activities	(374.1)	(1,617.2)	(877.4)	(2,437.0)

Cash Flows From Financing Activities:
Net change in commercial paper and short-term debt	(4.6)	647.1	(562.7)	646.2
Net change in long-term obligations	(297.1)	229.8	(652.9)	(126.3)
Proceeds from issuance of Common Shares	23.3	72.4	110.5	216.7
Purchase of treasury shares	(271.8)	(39.7)	(500.3)	(1,500.0)
Dividends on Common Shares	(12.8)	(12.9)	(51.7)	(52.3)

Net cash provided by/(used in) financing activities	(563.0)	896.7	(1,657.1)	(815.7)

Net Increase/(Decrease) in Cash and Equivalents	(137.8)	568.8	315.7	(628.0)

Cash and Equivalents at Beginning of Period	1,549.5	527.2	1,096.0	1,724.0

Cash and Equivalents at End of Period	$1,411.7	$1,096.0	$1,411.7	$1,096.0

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CARDINAL HEALTH, INC. AND SUBSIDIARIES
FOURTH QUARTER FY 2005 BUSINESS ANALYSIS
($ millions)
PHARMACEUTICAL DISTRIBUTION AND PROVIDER SERVICES

	2005	2004
REVENUE
- Amount	$15,776	$13,566
- Growth rate	16%	12%
- Mix	80%	79%

OPERATING EARNINGS
- Amount	$319	$277
- Growth rate	15%	(3)%
- Mix	48%	41%
- Ratio to revenue	2.02%	2.04%
MEDICAL PRODUCTS AND SERVICES (1)

	2005	2004
REVENUE
- Amount	$2,532	$2,405
- Growth rate	5%	14%
- Mix	13%	14%

OPERATING EARNINGS
- Amount	$178	$184
- Growth rate	(3)%	14%
- Mix	26%	27%
- Ratio to revenue	7.05%	7.66%
PHARMACEUTICAL TECHNOLOGIES AND SERVICES

	2005	2004
REVENUE
- Amount	$782	$740
- Growth rate	6%	4%
- Mix	4%	5%

OPERATING EARNINGS
- Amount	$85	$132
- Growth rate	(36)%	14%
- Mix	13%	19%
- Ratio to revenue	10.86%	17.81%
CLINICAL TECHNOLOGIES AND SERVICES (2)

	2005	2004
REVENUE
- Amount	$596	$424
- Growth rate	40%	11%
- Mix	3%	2%

OPERATING EARNINGS
- Amount	$86	$87
- Growth rate	(1)%	(12)%
- Mix	13%	13%
- Ratio to revenue	14.43%	20.43%

(1)	Certain expenses of Cardinal Health’s shared services center in Albuquerque, New Mexico have been classified within the Medical Products and Services segment. These expenses were $4.5 million and $4.6 million in fiscal 2005 and 2004, respectively.

(2)	The fiscal 2004 results for the Clinical Technologies and Services segment have been adjusted to include Pyxis and Clinical Services and Consulting, but not Alaris, which was acquired by Cardinal Health in July 2004.
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CARDINAL HEALTH, INC. AND SUBSIDIARIES
FOURTH QUARTER FY 2005 BUSINESS ANALYSIS
($ millions)

	TOTAL		EXCLUDING SPECIAL ITEMS
	2005	2004	2005	2004
REVENUE
- Amount	$19,457	$16,923
- Growth rate	15%	11%

OPERATING EARNINGS
- Amount	$500	$587	$586	$626
- Growth rate	(15)%	7%	(6)%	5%

RATIO TO REVENUE
- Gross margin	7.02%	7.23%
- Expenses	3.94%	3.56%
- Impairment charges and other	0.08%	(0.03)%
- Special items	0.44%	0.23%
- Operating earnings	2.56%	3.47%	3.00%	3.70%

EARNINGS FROM CONTINUING OPERATIONS *
- Amount	$258	$397	$334	$423
- Growth rate	(35)%	11%	(21)%	8%
- Ratio to revenue	1.33%	2.35%	1.72%	2.50%

PRODUCTIVITY
- Margin per expense dollar	$1.78	$2.03

ASSET MANAGEMENT
- Operating cash flow	$799	$1,289
- Free cash flow	$505	$1,149
- Return on invested capital	5.29%	8.12%	6.78%	8.61%

*	The earnings from continuing operations section is presented before the cumulative effect of change in accounting.
Margin per Expense Dollar = Ratio of Gross Margin to Expenses
See the GAAP / NON-GAAP RECONCILIATION schedule for the calculations and definitions supporting the balances excluding special items.
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CARDINAL HEALTH, INC. AND SUBSIDIARIES
FISCAL YEAR 2005 BUSINESS ANALYSIS
($ millions)
PHARMACEUTICAL DISTRIBUTION AND PROVIDER SERVICES

	2005	2004

REVENUE
- Amount	$60,844	$52,334
- Growth rate	16%	14%
- Mix	80%	80%

OPERATING EARNINGS
- Amount	$1,040	$1,062
- Growth rate	(2)%	(2)%
- Mix	45%	42%
- Ratio to revenue	1.71%	2.03%
MEDICAL PRODUCTS AND SERVICES (1)

	2005	2004
REVENUE
- Amount	$9,824	$9,143
- Growth rate	7%	14%
- Mix	13%	14%

OPERATING EARNINGS
- Amount	$672	$695
- Growth rate	(3)%	11%
- Mix	29%	27%
- Ratio to revenue	6.85%	7.60%
PHARMACEUTICAL TECHNOLOGIES AND SERVICES

	2005	2004
REVENUE
- Amount	$2,976	$2,804
- Growth rate	6%	25%
- Mix	4%	4%

OPERATING EARNINGS
- Amount	$337	$465
- Growth rate	(28)%	26%
- Mix	14%	18%
- Ratio to revenue	11.33%	16.60%
CLINICAL TECHNOLOGIES AND SERVICES (2)

	2005	2004
REVENUE
- Amount	$2,189	$1,551
- Growth rate	41%	10%
- Mix	3%	2%

OPERATING EARNINGS
- Amount	$273	$337
- Growth rate	(19)%	6%
- Mix	12%	13%
- Ratio to revenue	12.48%	21.71%

(1)	Certain expenses of Cardinal Health’s shared services center in Albuquerque, New Mexico have been classified within the Medical Products and Services segment. These expenses were $18.2 million and $18.5 million in fiscal 2005 and 2004, respectively.

(2)	The fiscal 2004 results for the Clinical Technologies and Services segment have been adjusted to include Pyxis and Clinical Services and Consulting, but not Alaris, which was acquired by Cardinal Health in July 2004.
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CARDINAL HEALTH, INC. AND SUBSIDIARIES
FISCAL YEAR 2005 BUSINESS ANALYSIS
($ millions)

	TOTAL		EXCLUDING SPECIAL ITEMS
	2005	2004	2005	2004

REVENUE
- Amount	$74,911	$65,053
- Growth rate	15%	15%

OPERATING EARNINGS
- Amount	$1,763	$2,349	$2,027	$2,406
- Growth rate	(25)%	7%	(16)%	8%

RATIO TO REVENUE
- Gross margin	6.68%	7.29%
- Expenses	3.82%	3.61%
- Impairment charges and other	0.16%	(0.02)%
- Special items	0.35%	0.09%
- Operating earnings	2.35%	3.61%	2.70%	3.70%

EARNINGS FROM CONTINUING OPERATIONS *
- Amount	$1,047	$1,525	$1,243	$1,560
- Growth rate	(31)%	10%	(20)%	10%
- Ratio to revenue	1.40%	2.34%	1.66%	2.40%

PRODUCTIVITY
- Margin per expense dollar	$1.75	$2.02

ASSET MANAGEMENT
- Operating cash flow	$2,850	$2,625
- Free cash flow	$2,247	$2,182
- Return on invested capital	5.35%	7.96%	6.29%	8.14%

*	The earnings from continuing operations section is presented before the cumulative effect of change in accounting.
Margin per expense dollar = Ratio of Gross Margin to Expenses
See the GAAP / NON-GAAP RECONCILIATION schedule for the calculations and definitions supporting the balances excluding special items.
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CARDINAL HEALTH, INC. AND SUBSIDIARIES
QUARTERLY FY 2005 BUSINESS ANALYSIS
($ millions)
PHARMACEUTICAL DISTRIBUTION AND PROVIDER SERVICES

	Q1	Q2	Q3	Q4	TOTAL
REVENUE
- Amount	$14,402	$15,059	$15,608	$15,776	$60,844
- Growth rate	16%	15%	18%	16%	16%
- Mix	80%	80%	80%	80%	80%

OPERATING EARNINGS
- Amount	$163	$213	$344	$319	$1,040
- Growth rate	(29)%	(9)%	8%	15%	(2)%
- Mix	38%	39%	50%	48%	45%
- Ratio to revenue	1.13%	1.42%	2.20%	2.02%	1.71%
MEDICAL PRODUCTS AND SERVICES (1)

	Q1	Q2	Q3	Q4	TOTAL
REVENUE
- Amount	$2,393	$2,427	$2,473	$2,532	$9,824
- Growth rate	11%	6%	7%	5%	7%
- Mix	13%	13%	13%	13%	13%

OPERATING EARNINGS
- Amount	$134	$165	$195	$178	$672
- Growth rate	(14)%	—	3%	(3)%	(3)%
- Mix	32%	31%	28%	26%	29%
- Ratio to revenue	5.57%	6.81%	7.89%	7.05%	6.85%
PHARMACEUTICAL TECHNOLOGIES AND SERVICES

	Q1	Q2	Q3	Q4	TOTAL
REVENUE
- Amount	$705	$760	$729	$782	$2,976
- Growth rate	9%	7%	3%	6%	6%
- Mix	4%	4%	4%	4%	4%

OPERATING EARNINGS
- Amount	$81	$89	$82	$85	$337
- Growth rate	(24)%	(22)%	(28)%	(36)%	(28)%
- Mix	19%	16%	12%	13%	14%
- Ratio to revenue	11.46%	11.68%	11.31%	10.86%	11.33%
CLINICAL TECHNOLOGIES AND SERVICES (2)

	Q1	Q2	Q3	Q4	TOTAL
REVENUE
- Amount	$524	$547	$522	$596	$2,189
- Growth rate	57%	38%	32%	40%	41%
- Mix	3%	3%	3%	3%	3%

OPERATING EARNINGS
- Amount	$46	$76	$65	$86	$273
- Growth rate	(32)%	(21)%	(25)%	(1)%	(19)%
- Mix	11%	14%	10%	13%	12%
- Ratio to revenue	8.76%	13.89%	12.50%	14.43%	12.48%

(1)	Certain expenses of Cardinal Health’s shared services center in Albuquerque, New Mexico have been classified within the Medical Products and Services segment. These expenses were $4.7 million, $4.6 million, $4.4 million and $4.5 million in fiscal 2005, respectively, and were $4.6 million, $4.7 million, $4.6 million and $4.6 million in fiscal 2004, respectively.

(2)	The fiscal 2004 results for the Clinical Technologies and Services segment have been adjusted to include Pyxis and Clinical Services and Consulting, but not Alaris, which was acquired by Cardinal Health in July 2004.
The sum of the quarters may not equal year-to-date due to rounding
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CARDINAL HEALTH, INC. AND SUBSIDIARIES
QUARTERLY FY 2005 BUSINESS ANALYSIS
(EXCLUDING SPECIAL ITEMS)
($ millions)

	Q1	Q2	Q3	Q4	TOTAL
REVENUE
- Amount	$17,796	$18,555	$19,103	$19,457	$74,911
- Growth rate	16%	13%	17%	15%	15%

OPERATING EARNINGS
- Amount	$390	$424	$628	$586	$2,027
- Growth rate	(26)%	(27)%	(7)%	(6)%	(16)%

RATIO TO REVENUE
- Gross margin	6.10%	6.50%	7.05%	7.02%	6.68%
- Expenses	3.89%	3.77%	3.68%	3.94%	3.82%
- Impairment charges and other	0.02%	0.45%	0.08%	0.08%	0.16%
- Operating earnings	2.19%	2.28%	3.29%	3.00%	2.70%

EARNINGS FROM CONTINUING OPERATIONS *
- Amount	$238	$275	$396	$334	$1,243
- Growth rate	(28)%	(26)%	(9)%	(21)%	(20)%
- Ratio to revenue	1.34%	1.48%	2.07%	1.72%	1.66%

PRODUCTIVITY
- Margin per expense dollar	$1.57	$1.72	$1.92	$1.78	$1.75

ASSET MANAGEMENT
- Operating cash flow	$893	$626	$532	$799	$2,850
- Free cash flow	$777	$506	$460	$505	$2,247
- Return on invested capital	4.95%	5.42%	8.01%	6.78%	6.29%

*	The earnings from continuing operations section is presented before the cumulative effect of change in accounting.
Margin Per Expense Dollar = Ratio of Gross Margin to Expenses
The sum of the quarters may not equal year-to-date due to rounding
See the GAAP / NON-GAAP RECONCILIATION schedule for the calculations and definitions supporting the balances excluding special items.
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CARDINAL HEALTH, INC. AND SUBSIDIARIES
FISCAL 2005 AND 2004 ASSET MANAGEMENT ANALYSIS
($ millions)

	2005
	Q1	Q2	Q3	Q4	YTD
RECEIVABLE DAYS	16.4	13.3	14.8	16.0

DAYS INVENTORY ON HAND	39	38	35	33

CASH AND EQUIVALENTS	$1,152	$1,274	$1,550	$1,412

DEBT	$3,255	$2,820	$2,892	$2,628

EQUITY	$8,219	$8,559	$8,674	$8,593

NET DEBT / TOTAL CAPITAL *	20%	15%	13%	11%

TANGIBLE NET WORTH * *	$3,200	$3,519	$3,676	$3,496

RETURN ON EQUITY	10.8%	9.7%	17.1%	11.9%	12.5%
RETURN ON EQUITY — EXCLUDING SPECIAL ITEMS	11.7%	13.0%	18.3%	15.4%	14.7%

TAX RATE FROM CONTINUING OPERATIONS	32.0%	32.9%	32.3%	44.2%	35.8%
TAX RATE FROM CONTINUING OPERATIONS — EXCLUDING SPECIAL ITEMS	32.5%	32.5%	32.5%	39.0%	34.4%

	2004
	Q1	Q2	Q3	Q4	YTD
RECEIVABLE DAYS	17.5	17.4	17.5	17.7

DAYS INVENTORY ON HAND	45	44	45	38

CASH AND EQUIVALENTS	$992	$544	$527	$1,096

DEBT	$2,724	$2,726	$2,532	$3,695

EQUITY	$6,993	$7,456	$7,522	$7,976

NET DEBT / TOTAL CAPITAL *	20%	23%	21%	25%

TANGIBLE NET WORTH * *	$4,653	$4,558	$4,520	$3,038

RETURN ON EQUITY	17.6%	20.7%	23.0%	20.5%	20.3%
RETURN ON EQUITY — EXCLUDING SPECIAL ITEMS	18.1%	20.5%	23.2%	21.8%	20.7%

TAX RATE FROM CONTINUING OPERATIONS	33.2%	32.9%	32.7%	28.9%	31.9%
TAX RATE FROM CONTINUING OPERATIONS — EXCLUDING SPECIAL ITEMS	33.2%	33.1%	32.8%	29.3%	32.0%

*	Net debt to total capital = net debt / (net debt + shareholders’ equity) Net debt = long-term obligations + short-term obligations + notes payable banks – cash and equivalents – short-term investments

**	Tangible net worth = shareholders’ equity – goodwill and other intangibles
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CARDINAL HEALTH, INC. AND SUBSIDIARIES
GAAP / NON-GAAP RECONCILIATION
($ millions)
FOURTH QUARTER FISCAL 2005

	GAAP*		Excluding
	Basis	Special Items	Special Items
REVENUE
- Amount	$19,457	—	$19,457

SPECIAL ITEMS
- Restructuring charges	$65	$65	—
- Merger charges	11	11	—
- Foundation contribution	—	—	—
- Other	$10	$10	—

OPERATING EARNINGS
- Amount	$500	$86	$586
- Growth rate	(15)%		(6)%
- Ratio to revenue (return on sales)	2.56%		3.00%

EARNINGS BEFORE INCOME TAXES
- Amount	$462	$86	$548

INCOME TAX PROVISION
- Amount	$204	$9	$213

EARNINGS FROM CONTINUING OPERATIONS
- Amount	$258	$76	$334
- Growth rate	(35)%		(21)%
- Ratio to revenue	1.33%		1.72%
- Diluted EPS	$0.59	$0.18	$0.77
FISCAL 2005

	GAAP*		Excluding
	Basis	Special Items	Special Items
REVENUE
- Amount	$74,911	—	$74,911

SPECIAL ITEMS
- Restructuring charges	$203	$203	—
- Merger charges	49	49	—
- Foundation contribution	—	—	—
- Other	$12	$12	—

OPERATING EARNINGS
- Amount	$1,763	$264	$2,027
- Growth rate	(25)%		(16)%
- Ratio to revenue (return on sales)	2.35%		2.70%

EARNINGS BEFORE INCOME TAXES
- Amount	$1,629	$264	$1,893

INCOME TAX PROVISION
- Amount	$582	$68	$650

EARNINGS FROM CONTINUING OPERATIONS
- Amount	$1,047	$196	$1,243
- Growth rate	(31)%		(20)%
- Ratio to revenue	1.40%		1.66%
- Diluted EPS	$2.40	$0.45	$2.85

FOURTH QUARTER FISCAL 2004

	GAAP*		Excluding
	Basis	Special Items	Special Items
REVENUE
- Amount	$16,923	—	$16,923

SPECIAL ITEMS
- Restructuring Charges	$12	$12	—
- Merger Charges	21	21	—
- Foundation Contribution	31	31	—
- Other	($25)	($25)	—

OPERATING EARNINGS
- Amount	$587	$39	$626
- Growth Rate	7%		5%
- Ratio to Revenue (Return on Sales)	3.47%		3.70%

EARNINGS BEFORE INCOME TAXES
- Amount	$559	$39	$598

INCOME TAX PROVISION
- Amount	$161	$13	$174

EARNINGS FROM CONTINUING OPERATIONS
- Amount	$397	$26	$423
- Growth Rate	11%		8%
- Ratio to Revenue	2.35%		2.50%
- Diluted EPS	$0.91	$0.06	$0.97
FISCAL 2004

	GAAP*		Excluding
	Basis	Special Items	Special Items
REVENUE
- Amount	$65,054	—	$65,054

SPECIAL ITEMS
- Restructuring charges	$37	$37	—
- Merger charges	45	45	—
- Foundation contribution	31	31	—
- Other	($56)	($56)	—

OPERATING EARNINGS
- Amount	$2,349	$57	$2,406
- Growth rate	7%		8%
- Ratio to revenue (return on sales)	3.61%		3.70%

EARNINGS BEFORE INCOME TAXES
- Amount	$2,238	$57	$2,295

INCOME TAX PROVISION
- Amount	$714	$22	$736

EARNINGS FROM CONTINUING OPERATIONS
- Amount	$1,525	$35	$1,560
- Growth rate	10%		10%
- Ratio to revenue	2.34%		2.40%
- Diluted EPS	$3.47	$0.08	$3.55

FREE CASH FLOW
($ millions)

	Q4 FY05	Q4 FY04	Fiscal 2005	Fiscal 2004
Net cash provided by operating activities	$799	$1,289	$2,850	$2,625
ADD:
- Proceeds from sale of property and equipment	2	11	20	19
LESS:
- Additions to property and equipment	(283)	(138)	(572)	(410)
- Dividends on Common Shares	(13)	(13)	(51)	(52)
Free Cash Flow	$505	$1,149	$2,247	$2,182
DEFINITIONS:

*	GAAP — Amounts that conform with generally accepted accounting principles.
Return on equity (excluding special items) = (Earnings from continuing operations + special items after tax) /average shareholders’ equity
Note: Average shareholders’ equity used in the return on equity calculation was $8.7 billion and $7.8 billion in the fourth quarter of fiscal 2005 and 2004, respectively, and $8.4 billion and $7.5 billion for year to date of fiscal 2005 and 2004, respectively.
Effective tax rate (excluding special items) = (Income tax provision + tax effect of special items) / (earnings before income taxes + special items)
Growth rate (excluding special items) = (Current quarter earnings excluding special items — prior year quarter earnings excluding special items)/ prior year quarter earnings excluding special items
Ratio to revenue (excluding special items) = Current quarter earnings excluding special items / revenue
Return on invested capital (excluding special items) = [Operating earnings excluding special items annualized x (1-effective tax rate, excluding special items)] / average (equity +debt + unrecorded goodwill)
Note: Average unrecorded goodwill used in return on invested capital calculation was $9.7 billion in fiscal 2005 and fiscal 2004.

— more —

CARDINAL HEALTH, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-RECURRING CHARGES
($ millions)

	Q4 FY05	YTD FY05
Impairment charges and other	$(15.0)	$(118.0)
Less: minority interest and realized currency translation adjustment	—	19.4

Net impairment charges	(15.0)	(98.6)
Alaris inventory adjustment	—	(23.6)
Latex litigation	(11.8)	(28.2)
Inventory adjustment — SKU rationalization	(0.6)	(7.8)

Non-recurring charges before tax impact and HIA repatriation	(27.4)	(158.2)
Tax impact	9.4	52.1

Sub total	(18.0)	(106.1)
HIA repatriation tax provision	(26.3)	(26.3)

Impact on net earnings	$(44.3)	$(132.4)

Weighted average diluted number of shares outstanding	432.4	435.7
Impact on EPS	$(0.11)	$(0.31)

	Q4 FY04	YTD FY04
Impairment charges and other	$4.5	$11.5
Tax impact	(1.3)	(3.7)

Impact on net earnings	$3.2	$7.8

Weighted average diluted number of shares outstanding	436.7	440.0
Impact on EPS	$0.01	$0.02
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